Net finance expenses	6 Months Ended
Jun. 30, 2022
Analysis of income and expense [abstract]
Net finance expenses	Net finance expenses

	For the six month period ended

(in thousands of USD)	June 30, 2022	June 30, 2021

Interest income	1,155	955
Change in fair value of fuel derivatives recognized in P&L	344	1,688
Foreign exchange gains	9,712	5,988
Finance income	11,211	8,631

Interest expense on financial liabilities measured at amortized cost	(34,070)	(27,759)
Interest leasing	(578)	(1,465)
Change in fair value of fuel derivatives recognized in P&L	(23,231)	(6,424)
Fair value adjustment on interest rate swaps	(290)	309
Other financial charges	(4,637)	(4,652)
Foreign exchange losses	(10,269)	(6,452)
Finance expense	(73,075)	(46,443)

Net finance expense recognized in profit or loss	(61,864)	(37,812)

Interest expense on financial liabilities measured at amortized cost increased significantly in the first six months of 2022 compared to the same period in 2021. This increase was related to an increase in interest expenses on bank loans due to an increasing interest rate environment and a higher average outstanding debt in the first semester of 2022 compared to the same period last year.
Change in fair value of fuel derivatives recognized in P&L is attributable to an increase in expenses related to swaps, mainly on the commodity swaps or futures in connection with the Company's low sulfur fuel oil program for which hedge accounting could not be applied, resulting in a net impact of USD 22.9 million. These fuel derivatives are used to hedge the purchased fuel on board of the ULCC Oceania against a price decrease.
Interest leasing is the interest on lease liabilities.